Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 29, 2001 (the “First Amendment”), is by and among HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Highwoods Realty”), HIGHWOODS PROPERTIES, INC., a Maryland corporation (“Highwoods Properties”), HIGHWOODS FINANCE, LLC, a Delaware limited liability company (“Highwoods Finance”), HIGHWOODS SERVICES, INC., a North Carolina corporation (“Highwoods Services”), and HIGHWOODS/TENNESSEE HOLDINGS, L.P., a Tennessee limited partnership (“Highwoods Tennessee”) (Highwoods Realty, Highwoods Properties, Highwoods Finance, Highwoods Services, and Highwoods Tennessee are hereinafter referred to individually as a “Borrower” and collectively as the “Borrowers”), the subsidiaries of the Borrowers identified on the signature pages attached hereto (such Subsidiaries are hereinafter referred to individually as a “Guarantor” and collectively as the “Guarantors”), the Lenders (as defined in the Credit Agreement referenced below), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger (in such capacity, the “Sole Lead Arranger”) and Sole Book Manager (in such capacity, the “Sole Book Manager”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent (in such capacity, the “Syndication Agent”), WACHOVIA BANK, N.A., as Documentation Agent (in such capacity, the “Documentation Agent”), and is an amendment to that certain Credit Agreement dated as of December 13, 2000 by and among the Borrower, Guarantors, Lenders, Administrative Agent, Sole Lead Arranger, Sole Book Manager, Syndication Agent and Documentation Agent.

W I T N E S S E T H

WHEREAS, the Borrower and the Guarantors have requested and the Lenders and Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Section 7.11(k) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(k) Restricted Payments. The Credit Parties will not permit any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except that (i) the Credit Parties may, as of any given date, make distributions in an aggregate amount not to exceed one hundred percent (100%) of Cash Available for Distribution, and (ii) the Principal Borrower may purchase, redeem, retire or otherwise acquire for value any shares of any class of Capital Stock of the Principal Borrower, provided, however, that the amount of all such purchases, redemptions, retirements or payments shall not exceed in the aggregate the lesser of:

I.	the sum of (x) 75% of Net Asset Sales Proceeds derived from sales of Speculative Land, plus (y) 30% of Net Asset Sales Proceeds derived from sales of Properties of the Consolidated Parties not considered to be Speculative Land, in each case, on and after December 10, 1999, and

II.	$300,000,000, provided, that such amount shall be calculated to include all amounts of purchases, redemptions, retirements or payments occurring on and after December 10, 1999.

Notwithstanding anything herein to the contrary, the cumulative sum of the products resulting from the formulas in (x) and (y) of clause I above shall not exceed the sum of (i) the aggregate amount of Net Asset Sales Proceeds received as a result of Asset Dispositions minus (ii) any proceeds which are used by the applicable Consolidated Parties to retire in whole or in part any

Indebtedness encumbering the Properties sold minus (iii) the aggregate principal amount of any Indebtedness encumbering the Properties sold assumed by the purchasers of such Properties.”

2. Conditions Precedent. The effectiveness of this First Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) A counterpart of this First Amendment duly executed by the the Borrower, Guarantors, Lenders, Administrative Agent, Sole Lead Arranger, Sole Book Manager, Syndication Agent and Documentation Agent; and

(b) Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

3. Representations. The Borrower and each of the Guarantors collectively represent and warrant to the Administrative Agent and the Lenders that:

(a) Authorization. The Borrower and each of the Guarantors, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this First Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this First Amendment, in accordance with their respective terms. This First Amendment has been duly executed and delivered by a duly authorized officers of the Borrower and each Guarantor, respectively, and each of this First Amendment and the Credit Agreement, as amended by this First Amendment, is a legal, valid and binding obligation of the Borrower and each Guarantor (each as applicable), enforceable against the Borrower and each Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower and each of the Guarantors of this First Amendment and the performance by the Borrower and/or the Guarantors of this First Amendment and the Credit Agreement, as amended by this First Amendment, in accordance with their respective terms, does not and will not, by the passage of time, the giving of notice or otherwise: (i) require any approval by any Governmental Authority or violate any law (including any Environmental Law) which is applicable to the Borrower, the Guarantors, any Consolidated Party, the Credit Documents or the transactions contemplated herein or therein; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, any of the Guarantors or any other Consolidated Party, or any indenture, agreement/or other instrument to which the Borrower, any of the Guarantors or any other Consolidated Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, any Guarantor or any other Consolidated Party other than in favor of the Administrative Agent for the benefit of the Lenders; and

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this First Amendment.

4. Reaffirmation of Representations. The Borrower and each of the Guarantors hereby repeat and reaffirm all representations and warranties made by such party to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents to which it is a party on and as of the date hereof (or, if any representation and warranty expressly relates to an earlier date, on and as of such earlier date) with the same force and effect as if such representations and warranties were set forth in this First Amendment in full.

5. Reaffirmation of Guaranty. Each of the Guarantors hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Credit Agreement and agrees that the transactions contemplated by this First Amendment shall not in any way affect the validity and enforceability of their respective guaranty obligations thereunder or reduce, impair or discharge the obligations of such Guarantors thereunder.

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6. Severability. If any provision of any of this First Amendment or of the Credit Agreement, as amended hereby, is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

7. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this First Amendment and this First Amendment shall be deemed a Credit Document for purposes of the application of provisions of the Credit Agreement generally applicable thereto (including, without limitation, any arbitration provisions or waiver provisions).

8. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and the other agreements and documents executed and delivered in connection herewith.

9. Benefits. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

10. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

11. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

12. Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this First Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered. Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

13. Binding Effect. This First Amendment shall become effective at such time when all of the conditions set forth in Section 2 hereof have been satisfied or waived by the Lenders and it shall have been executed by the Borrowers, the Guarantors and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrowers, the Guarantors, the Administrative Agent and each Lender and their respective successors and assigns.

14. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement. The interpretive. provisions set forth in Sections 1.2 and 1.3 of the Credit Agreement shall apply to this First Amendment as though set forth herein.

[Signature Page to Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:		HIGHWOODS REALTY LIMITED PARTNERSHIP
By: HIGHWOODS PROPERTIES, INC.

HIGHWOODS PROPERTIES, INC. HIGHWOODS SERVICES, INC. HIGHWOODS FINANCE, LLC
By: HIGHWOODS PROPERTIES, INC.

HIGHWOODS/TENNESSEE HOLDINGS, L.P.
By: HIGHWOODS/TENNESSEE PROPERTIES, INC.

	By:	/s/ Ronald P. Gibson
Name: Ronald P. Gibson
Title: President and Chief Executive Officer

GUARANTORS:		SOUTHEAST REALTY OPTIONS CORP. HIGHWOODS/FLORIDA GP CORP. HIGHWOODS/TENNESSEE PROPERTIES, INC. ATRIUM ACQUISITION CORP. HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS FLORIDA GP CORP.

PINELLAS NORTHSIDE PARTNERS, LTD.
By: HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

PINELLAS BAY VISTA PARTNERS, LTD.
By: HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

(Signatures continued on next page)

DOWNTOWN CLEARWATER TOWER, LTD.
By: HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

SISBROS, LTD.
By: HIGHWOODS/ FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

SHOCKOE PLAZA INVESTORS, L.C.
By: HIGHWOODS REALTY LIMITED PARTNERSHIP
By: HIGHWOODS PROPERTIES, INC.

RC ONE LLC
By: HIGHWOODS SERVICES, INC.

HPI TITLE AGENCY, LLC
By: HIGHWOODS REALTY LIMITED PARTNERSHIP
By: HIGHWOODS PROPERTIES, INC.

ALAMEDA TOWERS DEVELOPMENT COMPANY BOARD OF TRADE REDEVELOPMENT CORPORATION CHALLENGER, INC. GUARDIAN MANAGEMENT, INC. HIGHWOODS/CYPRESS COMMONS LLC
By: HIGHWOODS/ FLORIDA HOLDINGS, L.P. By: HIGHWOODS/FLORIDA GP CORP.

HIGHWOODS/INTERLACHEN HOLDINGS, L.P.
By: HIGHWOODS/ FLORIDA HOLDINGS, L.P. By: HIGHWOODS/FLORIDA GP CORP.

HIGHWOODS CONSTRUCTION SERVICES, LLC
By: HIGHWOOD SERVICES, INC.

(Signatures continued on next page)

HIGHWOODS DLF, LLC
By: HIGHWOODS REALTY LIMITED PARTNERSHIP
By: HIGHWOODS PROPERTIES, INC.

HIGHWOODS DLF II, LLC
By: HIGHWOODS REALTY LIMITED PARTNERSHIP
By: HIGHWOODS PROPERTIES, INC.

HIGHWOODS WELLNESS CENTER, LLC
By: HIGHWOODS SERVICES, INC.

HIGHWOODS 3322, LLC
By: HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

THE J. C. NICHOLS REALTY COMPANY KC CONDOR, INC. MARLEY CONTINENTAL HOMES OF KANSAS
By: HIGHWOODS PROPERTIES, INC.

NICHOLS PLAZA WEST, INC. OZARK MOUNTAIN VILLAGE, INC. PLAZA LAND COMPANY SHADOW CREEK I, LLC
By: HIGHWOODS REALTY LIMITED PARTNERSHIP
By: HIGHWOODS PROPERTIES, INC.

SOMEDAY, INC. 4551 COX ROAD LLC
By: HIGHWOODS REALTY LIMITED PARTNERSHIP
By: HIGHWOODS PROPERTIES, INC.

(Signatures continued on next page)

4600 COX ROAD LLC
By: HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

581 HIGHWOODS, L.P.
By: HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

By:	/s/ Ronald P. Gibson
Name: Ronald P. Gibson
Title: President and Chief Executive Officer

LENDERS:	BANK OF AMERICA, N.A.,
individually in its capacity as a Lender and in its capacity as Administrative Agent

	By:	/s/ Gregg Higson
	Name: Title:	Gregg Higson Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
individually in its capacity as a Lender and in its capacity as Syndication Agent

	By:	/s/ Mark D. Imig
	Name:	Mark Imig
	Title:	Assistant Vice President

WACHOVIA BANK, N.A.
individually in its capacity as a Lender and in its capacity as Documentation Agent

	By:	/s/ Steven B. Wood
	Name:	Steven B. Wood
	Title:	Senior Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
individually in its capacity as a Lender and as Managing Agent

	By:	/s/ David M. Schwarz
	Name:	David M. Schwarz
	Title:	Senior Vice President

	By:	/s/ R. William Knickerbocker
	Name:	R. William Knickerbocker
	Title:	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION
individually in its capacity as a Lender and as a Co-Agent

	By:	/s/ Timothy P. Gleeson
	Name:	Timothy P. Gleeson
	Title:	Commercial Banking Officer

[signature pages continue]

AMSOUTH BANK
individually in its capacity as a Lender and as a Co-Agent

By:	/s/ Robert Blair
Name:	Robert Blair
Title:	VP

SOUTHTRUST BANK
individually in its capacity as a Lender and as a Co-Agent

By:	/s/ Sidney Clapp
Name:	Sidney Clapp
Title:	Loan Officer

CENTURA BANK
individually in its capacity as a Lender and as a Co-Agent

By:	/s/ Robert E. Hammersley, Jr.
Name:	Robert E. Hammersley, Jr.
Title:	Bank Officer

BRANCH BANKING AND TRUST COMPANY
individually in its capacity as a Lender and as a Co-Agent

By:	/s/ Richard E. Fowler
Name:	Richard E. Fowler
Title:	Senior Vice President

ERSTE BANK, NEW YORK BRANCH
individually in its capacity as a Lender

By:	/s/ Paul Judicke
Name:	Paul Judicke
Title:	Vice President

By:	/s/ John S. Runnion
Name:	John S. Runnion
Title:	Managing Director